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                                 EXHIBIT NO. 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 17, 1996, included in this Form 10-KSB/A, into the Company's previously filed Registration Statement of Form S-8 filed August 3, 1994.



                                        ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
  October 31, 1996







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